Dividends	12 Months Ended
Sep. 30, 2024
Dividends
Dividends

Note 28. Dividends

	Consolidated			Parent Entity
$m	2024	2023	2022	2024	2023
Dividends not recognised at year end
Since year end the Directors have proposed the following dividends:
Final dividend 76 cents per share (2023: 72 cents, 2022: 64 cents) all fully franked at 30%	2,615	2,527	2,241	2,615	2,527
Total dividends not recognised at year end	2,615	2,527	2,241	2,615	2,527

The Board has determined a final fully franked dividend of 76 cents per share, to be paid on 19 December 2024 to shareholders on the register at the record date of 8 November 2024.

Shareholders can choose to receive their dividends as cash or reinvest their dividend in additional shares under the Dividend Reinvestment Plan.

The Board has determined to satisfy the Dividend Reinvestment Plan (DRP) for the final ordinary dividend by arranging for the purchase of shares in the market by a third party. The market price used to determine the number of shares provided to DRP participants will be set over the 15 trading days commencing 13 November 2024 and will not include a discount.

Details of dividends recognised during the year are provided in the statement of changes in equity.

Australian franking credits available to the Parent Entity for subsequent years are $3,504 million (2023: $3,520 million, 2022: $3,298 million). This is calculated as the year end franking credit balance, adjusted for the Australian current tax liability and the proposed 2024 final dividend.

New Zealand imputation credits

New Zealand imputation credits of NZ$0.06 (2023: NZ$0.07, 2022: NZ$0.08) per share will be attached to the proposed 2024 final dividend. New Zealand imputation credits available to the Parent Entity for subsequent years are NZ$374 million (2023: NZ$557 million, 2022: NZ$678 million). This is calculated on the same basis as the Australian franking credits but using the New Zealand current tax liability.